Employee Severance Benefits	12 Months Ended
Dec. 31, 2012
Employee Severance Benefits
20.	Employee Severance Benefits

After the final evaluation on the viability of its FPC business based on its performance in the third quarter of 2012, the Company has decided to discontinue its FPC business by the end of March 2013, as this business has been generating losses since its initial production. The employee severance benefits in 2012 amounted to $3,504 (2011: $187), which were recorded as general and administrative expenses. The employee severance benefits by segment were as follows:

	2011	2012
Expenses incurred:
TCA	$153	$1,901
FPC	7	1,603
Corporate	27	—

	$187	$3,504

	2011	2012
Provision for employee severance benefits:
Balance at January 1	$75	$—
Provision for the year	187	3,504
Payments during the year	(262)	(1,716)

Balance at December 31	$—	$1,788